Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO AMENDED & RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO AMENDED & RESTATED CREDIT AGREEMENT (this “First Amendment”) dated as of December 6, 2017, by and among Playa Resorts Holding B.V., a Dutch besloten vennootschap met beperkte aansprakelijkheid with its corporate seat in Amsterdam, the Netherlands (the “Borrower”), Playa Hotels & Resorts N.V., a Dutch naamloze vennootschap with its corporate seat in Amsterdam, the Netherlands (“Holdings”), each other Guarantor party hereto, Deutsche Bank AG New York Branch as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”) under the Loan Documents and each lender party hereto. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to such terms in the Credit Agreement referred to below.

W I T N E S S  E T H :

WHEREAS, the Borrower, Holdings, the Lenders from time to time party thereto and the Administrative Agent, among others, are parties to that certain Amended & Restated Credit Agreement, dated as of April 27, 2017 (as amended, restated, supplemented or otherwise modified to, but not including, the date hereof, the “Credit Agreement”);

WHEREAS, in accordance with the provisions of Section 2.14 of the Credit Agreement, the Borrower has notified the Administrative Agent that it is requesting a Term Loan Increase to the Initial Term Loans in an aggregate principal amount of $380,000,000 be made available to the Borrower as 2017 Incremental Term Loans (as defined below), as more fully provided herein (the “Incremental Request”);

WHEREAS, in accordance with the provisions of Section 2.14 of the Credit Agreement and the terms and conditions set forth herein, each 2017 Incremental Term Lender (as defined below) has agreed to provide the Incremental Request;

WHEREAS, concurrently with the Incremental Request, the Borrower has notified the Existing Lenders (as defined below) and the 2017 Incremental Term Lenders that it is requesting certain other amendments to the Credit Agreement, as more fully provided herein (the “Amendment Request”);

WHEREAS, each Lender under the Credit Agreement immediately prior to the First Amendment Effective Date (as defined below) (collectively, the “Existing Lenders”) that executes and delivers a consent to this First Amendment in the form of the “Lender Consent” attached hereto as Annex B (a “Lender Consent”) thereby agrees to the terms and conditions of the Amendment Request;

WHEREAS, each 2017 Incremental Term Lender by execution and delivery of this First Amendment hereby agrees to the terms and conditions of the Amendment Request;

WHEREAS, in accordance with the provisions of Section 2.14 and Section 10.01 of the Credit Agreement and the terms and conditions set forth herein, the parties hereto wish to effect this First Amendment with respect to the Incremental Request and the Amendment Request;

WHEREAS, Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Nomura Securities International, Inc. shall act as joint lead arrangers and joint book running managers, in each case, with respect to this First Amendment and the 2017 Incremental Term Loans provided for hereunder;

NOW, THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:

SECTION 1. Amendments to Credit Agreement.

(a)    Subject to the terms and conditions set forth herein and the occurrence of the First Amendment Effective Date, each Person party hereto as a “2017 Incremental Term Lender” as indicated on its signature page hereto (each, a “2017 Incremental Term Lender”) hereby severally agrees to make Incremental Term Loans (the “2017 Incremental Term Loans”) to the Borrower on the First Amendment Effective Date in the aggregate principal amount set forth opposite its name under the heading “2017 Incremental Term Loan Commitment” on Annex A hereto (as to any 2017 Incremental Term Lender, its “2017 Incremental Term Commitment”). On and after the First Amendment Effective Date, the 2017 Incremental Term Loans provided pursuant to this First Amendment shall be added to (and thereupon constitute) Initial Term Loans for all purposes under the Credit Agreement (as amended hereby) and shall be subject to all the terms and conditions set forth in the Credit Agreement with respect to the Initial Term Loans. On and after the First Amendment Effective Date, the 2017 Incremental Term Loans shall be on terms identical to the Initial Term Loans (including as to the Applicable Rate, Maturity Date, Guarantors, Collateral (and ranking) and payment priority). The 2017 Incremental Term Loan Commitments shall be automatically and permanently reduced to $0 upon the funding of the 2017 Incremental Term Loans to be made by such 2017 Incremental Term Lender on the First Amendment Effective Date.

(b)    Upon the occurrence of the First Amendment Effective Date, each 2017 Incremental Term Lender (i) shall be obligated to provide the 2017 Incremental Term Loans as provided in this First Amendment on the terms, and subject to the conditions, set forth in the Credit Agreement and in this First Amendment and (ii) shall have the rights and obligations of a Lender thereunder and under the other applicable Loan Documents.

(c)    Section 1.01 of the Credit Agreement is hereby amended by adding in the appropriate alphabetical order the following new definitions:

“2017 Incremental Term Lender” shall have the meaning provided in the First Amendment.

“2017 Incremental Term Loan” shall have the meaning provided in the First Amendment.

“2017 Incremental Term Loan Commitment” shall have the meaning provided in the First Amendment.

“Consolidated First Lien Net Debt” means, as of any date of determination, (a) the amount of Consolidated Secured Net Debt as of such date, minus (b) the aggregate amount of any such Indebtedness that is secured by a Lien on any asset or property of the Borrower or any Restricted Subsidiary that is junior to the Lien of the Administrative Agent and/or Mexican Collateral Agent.

“Consolidated First Lien Net Leverage Ratio” means, with respect to any Test Period, the ratio of (a) Consolidated First Lien Net Debt as of the last day of such Test Period to (b) Consolidated EBITDA for such Test Period.

“First Amendment” means the First Amendment to Amended & Restated Credit Agreement, dated as of December 6, 2017, among the Borrower, Holdings, the other Guarantors party thereto, each 2017 Incremental Term Lender and the Administrative Agent.

“First Amendment Effective Date” shall have the meaning provided in the First Amendment.

(d)    The definition of “Applicable Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting sub-clause (a) of the definition and replacing the following in lieu thereof:

“(a)     with respect to Initial Term Loans (x) prior to the First Amendment Effective Date, (i) for Eurocurrency Rate Loans, 3.00% and (ii) for Base Rate Loans, 2.00% and (y) on and after the First Amendment Effective Date, (i) for Eurocurrency Rate Loans, 3.25% and (ii) for Base Rate Loans, 2.25%;”

(e)    The definition of “Arrangers” in Section 1.01 of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

““Arranger” means (x) with respect to the Restatement Agreement, DBSI, BAML, Citi and Nomura Securities, as joint lead arrangers and (y) with respect to the First Amendment, DBSI, BAML, Citi and Nomura Securities, as joint lead arrangers.”

(f)    The definition of “Bookrunner” in Section 1.01 of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

““Bookrunner” means (x) with respect to the Restatement Agreement, DBSI, BAML, Citi and Nomura Securities, as joint bookrunners and (y) with respect to the First Amendment, DBSI, BAML, Citi and Nomura Securities, as joint bookrunners.”

(g)    The definition of “Eurocurrency Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the words “(the “Screen Rate”)” immediately after the words “preceding the first day of such Interest Period”.

(h)    The definition of “Initial Term Loans” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the definition in its entirety and replacing the following in lieu thereof:

““Initial Term Loans” means (i) prior to the First Amendment Effective Date and the incurrences of the 2017 Incremental Term Loans, the Term Loans made by the Lenders on the Closing Date to the Borrower pursuant to

Section 2.01(a) and (ii) on or after the First Amendment Effective Date and upon the making of the 2017 Incremental Term Loans pursuant to the First Amendment, (x) the Term Loans made by the Lenders on the Closing Date to the Borrower pursuant to Section 2.01(a) and (y) the 2017 Incremental Term Loans made on the First Amendment Effective Date pursuant to the First Amendment.”

(i)    The definition of “Loan Documents” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the text “, including the First Amendment” immediately after the text “or joinder to this Agreement”.

(j)    Clause (c) of the definition of “Permitted Refinancing” appearing in Section 1.01 of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

“(c) if such Indebtedness being modified, refinanced, refunded, renewed, replaced or extended is subordinated or junior in right of payment or in security to the Obligations or is unsecured, such modification, refinancing, refunding, renewal, replacement or extension shall remain subordinated or junior to the Obligations or unsecured on terms (i) at least as favorable (taken as a whole) (as determined in reasonable good faith by the Borrower) to the Lenders as those contained in the documentation governing the Indebtedness being modified, refinanced, refunded, renewed, replaced, exchanged or extended, or (ii) otherwise reasonably acceptable to the Administrative Agent,”

(k)    The definition of “Term Commitment” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the last sentence thereof and inserting the following new sentence in lieu thereof:

“The aggregate amount of the Term Commitments was $530,000,000 as of the Closing Date and $910,000,000 as of the First Amendment Effective Date.”

(l)    Section 2.05(b)(iii) of the Credit Agreement is hereby amended by deleting the last sentence thereof and inserting the following new sentenced in lieu thereof:

“In connection with any prepayment under Section 2.05(b)(iii)(B) which constitutes a Repricing Event that is consummated in respect of all or any portion of the Initial Term Loans on or prior to the six month anniversary of the First Amendment Effective Date, the Borrower shall pay to each Term Lender the fee required by Section 2.09(c) .”

(m)    Section 2.07(a) of the Credit Agreement is hereby amended by deleting the section in its entirety and replacing the following in lieu thereof:

“(a)    Term Loans. (i) The Borrower shall repay to the Administrative Agent for the ratable account of the Appropriate Lenders (A) on the last Business Day of each March, June, September and December, commencing with the last Business Day of the first full quarter after the Closing Date (or, with respect to the 2017 Incremental Term Loans made on the First Amendment Effective Date, December 31, 2017), an aggregate principal amount equal to 0.25% of the original principal amount of all Initial Term Loans (which, for the avoidance of doubt, shall be based on the aggregate principal amount of Initial Term Loans made on the Closing Date and on the First Amendment Effective Date) (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05 or Section 10.07 to the extent such Indebtedness is cancelled) and (B) on the Maturity Date for the Initial Term Loans, the aggregate principal amount of all Initial Term Loans outstanding on such date; (ii) the amount of any such payment set forth in clause (i) above shall be adjusted to account for the addition of any Incremental Term Loans, Extended Term Loans or Refinancing Term Loans to contemplate (A) the reduction in the aggregate principal amount of any Term Loans that were paid down in connection with the incurrence of such Refinancing Term Loans, Incremental Term Loans or Extended Term Loans, and (B) any increase to payments to the extent and as required pursuant to the terms of any applicable Incremental Amendment, Extension Amendment or Refinancing Amendment.

(n)    Section 2.09(c) of the Credit Agreement is hereby amended by deleting the words “Closing Date” appearing therein and replacing them with the words “First Amendment Effective Date”.

(o)    Section 2.14(d)(iv) of the Credit Agreement is hereby amended by deleting the text “(the amount pursuant to immediately preceding clauses (A), (B) and (C), the “Incremental Amount”)” and replacing it with the following in lieu thereof:

“plus (D) if the proceeds of such Incremental Loans are, substantially concurrently with the receipt thereof, to be used by the Borrowers or any Restricted Subsidiary to finance, in whole or in part, a Permitted Acquisition, an additional amount so long as (x) such Indebtedness is secured on a pari passu basis with the Revolving Credit Loans and the Term Loans and (y) the Borrower’s Consolidated First Lien Net Leverage Ratio (determined on a Pro Forma Basis in accordance with Section 1.08) is not greater than 4.50:1.00 as of the last day of the most recently ended period of four fiscal quarters of the Borrower for which financial statements have been delivered to the Lenders pursuant to Section 6.01(a) or (b), (the amount pursuant to immediately preceding clauses (A), (B), (C) and (D), the “Incremental Amount”)”

(p)    Section 3.03 of the Credit Agreement is hereby amended by deleting the section in its entirety and replacing the following in lieu thereof:

“(a)    If, prior to the commencement of any Interest Period for a Eurocurrency Rate Loan:

(i)    the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted Eurocurrency Rate or the Eurocurrency Rate, as applicable, for such Interest Period; or

(ii)    the Administrative Agent is advised by the Required Lenders that the Adjusted Eurocurrency Rate or the Eurocurrency Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or electronic means as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist (which notice shall be promptly given by the Administrative Agent when such circumstances no longer exist), (x) any Committed Loan Notice that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurocurrency Rate Loan shall be ineffective, and (y) if any Committed Loan Notice requests a Eurocurrency Rate Loan, such Borrowing shall be made as a Base Rate Loan; provided that if the circumstances giving rise to such notice affect only one Type of Loans, then the other Type of Loans shall be permitted.

(b)    If at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in clause (a)(i) have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in clause (a)(i) have not arisen but the supervisor or the administrator of the Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the Screen Rate shall no longer be used for determining interest rates for loans, then, promptly after such determination, the Administrative Agent shall notify the Borrower and the Lenders in writing. The Administrative Agent and the Borrower shall endeavor to establish an alternate rate of interest to the Eurocurrency Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest (including any mathematical or other adjustments to the benchmark (if any) incorporated therein) and such other related changes to this Agreement as may be applicable (but for the avoidance of doubt, such related changes shall not include a reduction of the Applicable Rate).

(c)    Notwithstanding anything to the contrary in Section 10.01, an amendment pursuant to Section 3.03(b) shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five Business Days of the date the Administrative Agent posts or distributes a copy of such proposed amendment to the Lenders, a written notice from the Required Lenders of each Class stating that such Required Lenders object to such amendment. Until an alternate rate of interest shall be determined in accordance with Section 3.03(b) (but, in the case of the circumstances described in clause (ii) of the first sentence of Section 3.03(b), only to the extent the Screen Rate for such Interest Period is not available or published at such time on a current basis), (x) any Committed Loan Notice that requests the conversion of any Eurocurrency Rate Loan to, or continuation of any Loans as a Eurodollar Rate Loan shall be ineffective and (y) if any

Borrowing Request requests a Eurodollar Rate Loan, such Borrowing shall be made as a Base Rate Loan; provided that, if such alternate rate of interest shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

(q)    Section 6.16 of the Credit Agreement is hereby amended by deleting the section in its entirety and replacing the following in lieu thereof:

“Use the proceeds of: (i) the Initial Term Loans borrowed on the Closing Date to finance a portion of the Transactions, (ii) the Initial Term Loans borrowed on the First Amendment Effective Date to redeem the Senior Notes and pay related fees and expenses, and (iii) the Term Loans (other than Initial Term Loans), the Revolving Credit Loans and the Letters of Credit issued hereunder only for general corporate purposes and working capital of the Borrower and their Subsidiaries and any other purpose not prohibited by this Agreement including Capital Expenditures (maintenance capital expenditures, development capital expenditures and others), Permitted Acquisitions, and other Investments.”

(r)    Section 7.02(c) of the Credit Agreement is hereby amended by adding the words “(measured at the time of the making of such Investment)” following the words (x) “6.0% of Total Assets” and (y) “3.0% of Total Assets” appearing therein.

(s)    Section 7.03(g) of the Credit Agreement is hereby amended by adding the words “(determined at the time of incurrence)” following the words “4.0% of Total Assets” appearing therein.

(t)    Section 7.13(a)(F) of the Credit Agreement is hereby amended by (x) deleting the word “Total” appearing therein and replacing it with the words “First Lien” and (y) deleting the ratio “4.25:1.00” appearing therein and replacing it with the ration “4.50:1.00”.

(u)    Section 7.13(a)(G) of the Credit Agreement is hereby amended by deleting the section in its entirety and replacing the following in lieu thereof:

“(G) repayments, redemptions, purchases, defeasances and other payments in respect of Indebtedness permitted pursuant to Section 7.03(v), including fees and expenses related thereto, made on the First Amendment Effective Date, so long as no Event of Default then exists or would result therefrom.”

(v)    Article IX of the Credit Agreement is hereby amended by inserting the following text immediately following Section 9.15 thereof:

“Section 9.16    ERISA Representation.

(a)    Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:

(i)    such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments;

(ii)    the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement;

(iii)    (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement;

(iv)    such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b)    In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that:

(i)    none of the Administrative Agent or the Arrangers or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto);

(ii)    the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E);

(iii)    the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations);

(iv)    the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Letters of Credit, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder; and

(v)    no fee or other compensation is being paid directly to the Administrative Agent or the Arrangers or any their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit, the Commitments or this Agreement.

(c)    The Administrative Agent and the Arrangers hereby inform the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

For the purposes of this Section 9.16:

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”; and

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

“PET” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

(w)    The Borrower hereby consents, for purposes of Section 10.07 of the Credit Agreement, to the assignment of any 2017 Incremental Term Loans by any 2017 Incremental Term Lender to any Person notified in writing by the Arrangers to the Borrower as part of the syndication process for the 2017 Incremental Term Loans (so long as the Borrower has not objected thereto at least three Business Days’ prior to the First Amendment Effective Date).

SECTION 2.    Representations and Warranties.

(a)    In order to induce the Administrative Agent and the 2017 Incremental Term Lenders to enter into this First Amendment, the Borrower and each other Loan Party hereby represents and warrants that:

(i)    no Event of Default shall exist as of the First Amendment Effective Date or would result immediately after giving effect to this First Amendment;

(ii)    the representations and warranties of each Loan Party set forth in Article V of the Credit Agreement and in each other Loan Document are true and correct in all material respects (or, to the extent qualified by materiality, in all respects) on the First Amendment Effective Date with the same effect as though made on and as of the such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true in all material respects as of such earlier date;

(iii)    it and each other Loan Party has all corporate or other organizational power and authority to execute and deliver this First Amendment and to carry out the transactions contemplated by, and perform its obligations under the Credit Agreement, as amended by this First Amendment (the “Amended Agreement”);

(iv)    it and each other Loan Party has taken all necessary corporate or other organizational action to authorize the execution and delivery of this First Amendment and the performance of the Amended Agreement;

(v)    neither the execution or delivery of this First Amendment nor the performance by any Loan Party of the Amended Agreement will (i) contravene the terms of any of the Organization Documents of such Loan Party; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien (other than as permitted by Section 7.01 of the Credit Agreement) under, or require any payment to be made under (A) any Contractual Obligation to which such Loan Party is a party or by which it or any of its property or assets is bound or (B) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (iii) violate any Law; except with respect to any conflict, breach or contravention or payment (but not creation of Lien) referred to in clauses (ii) and (iii), to the extent that such violation, conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect;

(vi)    no material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution or delivery of this First Amendment or performance by, or enforcement against, any Loan Party of the Amended Agreement, except for (i) filings necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties, (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings that have been duly obtained, taken, given or made and are in full force and effect, (iii) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect and (iv) any public filing with the SEC in compliance with applicable Law, including United States Federal and state securities Laws; and

(vii)    as of the First Amendment Effective Date, the Borrower is not and will not be using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans or the Commitments.

For the purpose of Section (2)(a)(vii):

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”; and

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

(b)    Holdings and each other Guarantor:

(i)    has read this First Amendment and consents to the terms hereof and hereby acknowledges and agrees that each of the Guaranty and the Collateral Documents to which it is a party or otherwise is bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this First Amendment; and

(ii)    acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this First Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this First Amendment and (ii) nothing in this First Amendment shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

SECTION 3.    Conditions to Effectiveness of this First Amendment. This First Amendment shall become effective on the date (the “First Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(a)    no Event of Default exists as of the First Amendment Effective Date, both before and immediately after giving effect to this First Amendment;

(b)    all of the representations and warranties of the Borrower and each other Loan Party contained in the Credit Agreement and the other Loan Documents (including this First Amendment) are true and correct in all material respects on the First Amendment Effective Date, both before and after giving effect to this First Amendment, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood and agreed that (x) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (y) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such date);

(c)    the Borrower, Holdings, the other Guarantors, the Administrative Agent and each 2017 Incremental Term Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to the Administrative Agent;

(d)    the Administrative Agent shall have received signed Lender Consents from the Required Lenders under the Amended Agreement (for the avoidance of doubt, the delivery by each 2017 Incremental Term Lender of its signature page pursuant to preceding clause (c) shall constitute delivery of a Lender Consent for the purpose of such 2017 Incremental Term Lender’s consent to this Amendment);

(e)    the Administrative Agent shall have received a pdf-copy of an extract from the Netherlands Commercial Register with respect to the Borrower, certified resolutions or other corporate company action, or powers of attorney, if any, as the Administrative Agent may reasonably require duly authorizing the execution, delivery and performance of this First Amendment and evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this First Amendment and the other Loan Documents to which the Borrower is a party or is to be a party on the First Amendment Effective Date;

(f)    in respect of the other Loan Parties, the Administrative Agent shall have received:

(i)    either (x) a copy of the certificate or articles of incorporation or equivalent organizational document, including all amendments thereto, of each Loan Party, certified as of a recent date by the secretary of state of the state of its organization (or equivalent office in each relevant jurisdiction) or (y) a certificate of a Responsible Officer of each Loan Party dated the First Amendment Effective Date certifying that there has been no change to such organizational documents since last delivered to the Administrative Agent;

(ii)    a certificate of a Responsible Officer of each Loan Party dated the First Amendment Effective Date and certifying (A) that (x) attached thereto is a true and complete copy of the by-laws or operating, management, partnership or similar agreement of such Loan Party as in effect on the First Amendment Effective Date or (y) there has been no change to such governing documents since last delivered to the Administrative Agent, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors or other equivalent governing body of such Loan Party authorizing the execution, delivery and performance of this First Amendment and the other related Loan Documents and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) to the extent not previously delivered to the Administrative Agent, as to the incumbency and specimen signature of each officer executing this First Amendment or any other document delivered in connection herewith on behalf of such Loan Party and (D) good standing certificates (to the extent such concept exists in the relevant jurisdiction) for each Loan Party from the jurisdiction in which it is organized, each dated a recent date prior to the First Amendment Effective Date; and

(iii)    a certificate of another officer as to the incumbency and specimen signature of the officer executing the certificate delivered pursuant to clause (ii) above;

(g)    the Borrower shall have paid, (i) to the Administrative Agent and the Arrangers any fees and expenses owing to them pursuant to the terms of the Credit Agreement (as amended hereby) and this First Amendment or as otherwise separately agreed in writing in connection with this First Amendment and the related transactions and (ii) to the Administrative Agent, for the ratable account of each Term Lender (each, an “Existing Term Lender”), all accrued but unpaid interest on the Term Loans held by such Existing Term Lender immediately prior to the First Amendment Effective Date;

(h)    the Administrative Agent shall have received a Committed Loan Notice in respect of the 2017 Incremental Term Loans;

(i)    the Borrower shall have delivered a Note executed by the Borrower in favor of each 2017 Incremental Term Lender that has requested a Note at least two Business Days in advance of the Closing Date;

(j)    the Administrative Agent shall have received a certificate from a Responsible Officer of the Borrower certifying (with reasonably detailed calculations) that the conditions precedent set forth in (x) subclause (iv) of Section 2.14(d) of the Credit Agreement and (y) Section 3(a) and (b) of this First Amendment have been satisfied;

(k)    the Administrative Agent shall have received a solvency certificate signed by a Responsible Officer of the Borrower (with appropriate modifications to reflect the consummation of the transactions contemplated by this First Amendment) substantially in the form attached to the Credit Agreement as Exhibit D-2;

(l)    the Administrative Agent shall have received a customary opinion from (x) Hogan Lovells US LLP, New York counsel to the Loan Parties, (y) NautaDutilh New York P.C., Dutch and Curaçao counsel to the Loan Parties and (z) Cannizzo, Ortiz y Asociados S.C., Mexican counsel to the Loan Parties, in each case, in form and substance reasonably satisfactory to the Administrative Agent; and

(m)    the Borrower shall have provided the Administrative Agent with evidence that the Senior Notes will be redeemed with the proceeds of the 2017 Incremental Term Loans.

SECTION 4.    Miscellaneous Provisions.

(a)    This First Amendment is limited precisely as written and shall not be deemed to (i) be a waiver of or a consent to the modification of or deviation from any other term or condition of the Credit Agreement or the other Loan Documents or any of the other instruments or agreements referred to therein, or (ii) prejudice any right or rights which any of the Lenders, the Administrative Agent or the Mexican Collateral Agent now have or may have in the future under or in connection with the Credit Agreement, the Loan Documents or any of the other instruments or agreements referred to therein.

(b)    This First Amendment may be executed in any number of counterparts (including by way of facsimile or other electronic transmission) and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

(c)    THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(d)    By executing and delivering a copy hereof, the Borrower and each other Loan Party hereby (A) agrees that all Loans (including, without limitation, the Term Loans made available on the Closing Date, as amended pursuant to this First Amendment, and any 2017 Incremental Term Loans) shall be guaranteed pursuant to the Guaranty in accordance with the terms and provisions thereof and shall be secured pursuant to the Collateral Documents in accordance with the terms and provisions thereof, and that, notwithstanding the effectiveness of this First Amendment, after giving effect to this First Amendment, the Guaranty and the Liens created pursuant to the Collateral Documents for the benefit of the Secured Parties (including, without limitation, the 2017 Incremental Term Lenders party to this First Amendment) continue to be in full force and effect on a continuous basis, (B) affirms, acknowledges and confirms all of its obligations and liabilities under the Credit Agreement and each other Loan Document to which it is a party, in each case after giving effect to this First Amendment, all as provided in such Loan Documents, and acknowledges and agrees that such obligations and liabilities continue in full force and effect on a continuous basis in respect of, and to secure, the Obligations under the Credit Agreement and the other Loan Documents (including, without limitation, the Obligations with respect to the Term Loans made available on the Closing Date, as amended pursuant to this First Amendment, and the Obligations with respect to any 2017 Incremental Term Loans), in each case after giving effect to this First Amendment and (C) confirms and agrees that at the time of entering into of any pledge governed by Netherlands or Curaçao law created pursuant to or in connection with any Loan Document, it was its intention (and it is still its intention and agreement with the Pledgee) that the pledges secure the obligations as amended, supplemented, extended or restated from time to time (including by way of an increase of the credit made available under the relevant Loan Document, such as under the Amendment).

(e)    This First Amendment shall constitute a “Loan Document” for purposes of the Credit Agreement and the other Loan Documents.

(f)    From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby or in accordance with the terms hereof.

[Signature Pages follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered by the parties hereto as of the date first above written.

PLAYA RESORTS HOLDING B.V., as Borrower

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Authorized Person

PLAYA HOTELS & RESORTS N.V., as Holdings

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Authorized Person

PLAYA H&R HOLDINGS B.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Authorized Person

HOTEL GRAN PORTO REAL B.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Authorized Person

HOTEL ROYAL CANCUN B.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Authorized Person

HOTEL GRAN CARIBE REAL B.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Authorized Person

[Signature Page to First Amendment to Playa Credit Agreement]

HOTEL ROYAL PLAYA DEL CARMEN B.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Authorized Person

PLAYA RIVIERA MAYA B.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Authorized Person

PLAYA CABOS B.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Authorized Person

PLAYA ROMANA B.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Authorized Person

PLAYA PUNTA CANA HOLDING B.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Authorized Person

PLAYA ROMANA MAR B.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Authorized Person

[Signature Page to First Amendment to Playa Credit Agreement]

PLAYA CANA B.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Authorized Person

PLAYA GRAN, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Authorized Person

GRAN DESING & FACTORY, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Authorized Person

DESARROLLOS GCR, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Authorized Person

INMOBILIARIA Y PROYECTOS TRPLAYA, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Authorized Person

PLAYA RMAYA ONE, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Authorized Person

[Signature Page to First Amendment to Playa Credit Agreement]

PLAYA CABOS BAJA, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Authorized Person

HOTEL CAPRI CARIBE, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Authorized Person

CAMERON DEL CARIBE, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Authorized Person

CAMERON DEL PACIFICO, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Authorized Person

BD REAL RESORTS, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Authorized Person

PLAYA HALL JAMAICAN RESORT LIMITED, as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Sole Director

[Signature Page to First Amendment to Playa Credit Agreement]

INVERSIONES VILAZUL S.A.S., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Sole President – Administrator

PLAYA CAPRI RESORT B.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Authorized Person

PLAYA PUERTO VALLARTA RESORT B.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Authorized Person

PLAYA PUNTA CANCUN RESORT B.V., as Guarantor

By:	/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Authorized Person

[Signature Page to First Amendment to Playa Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent and a 2017 Incremental Term Lender

By:	/s/ Mary Kay Coyle
Name:	Mary Kay Coyle
Title:	Managing Director

By:	/s/ Dusan Lazarov
Name:	Dusan Lazarov
Title:	Director

[Signature Page to First Amendment to Playa Credit Agreement]

Annex A

2017 Incremental Term Loan Commitment
2017 Incremental Term Lender	Amount
Deutsche Bank AG New York Branch	$380,000,000.00

Total	$380,000,000.00

Annex B

Form of Lender Consent

THE UNDERSIGNED HEREBY CONSENTS TO THE FIRST AMENDMENT TO WHICH THIS SIGNATURE PAGE IS ATTACHED.

[NAME OF LENDER], as a Lender

By:
Name:
Title:

[[FOR LENDERS REQUIRING A SECOND SIGNATURE BLOCK], as a Lender

By:
Name:
Title:]